Republic Companies Group, Inc.
Supplemental First Quarter 2006 Information

Posted on www.RepublicGroup.com after the close of the financial markets on May 4, 2006.

The following supplemental consolidated and segment information is provided in conjunction with our press release regarding first quarter results.

Supplemental Consolidated Information
Set forth in the tables below are the comparative summary consolidated results of operations and key financial measures for the three-month periods ended March 31, 2006 and 2005:
Summary Results of Operations - Consolidated ($ in millions)	Three Months Ended March 31, 2006 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Net insurance premiums earned	$ 63.2	$ 57.2
Net investment income	3.5	2.3
Net realized gains (losses)	(0.1)	0.0
Other income	1.8	1.6
Total revenues	68.4	61.1
Net losses and loss adjustment expenses incurred	33.3	29.7
Underwriting, acquisition and operating expenses
Commissions	12.1	10.3
Other underwriting, acquisition and operating expenses	13.5	10.0
Total underwriting, acquisition and operating expenses	25.6	20.3
Interest expense	0.9	0.7
Total expenses	59.8	50.7
Income from continuing operations before income taxes	8.6	10.4
Income tax expense	3.0	3.6
Minority interest	0.0	0.0
Equity in earnings of unconsolidated foreign insurance company	1.3	0.7
Net income	$ 6.9	$ 7.5

Key Measures ($ in millions)	Three Months Ended March 31, 2005 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Gross written premiums	$ 126.3	$ 110.7
Net written premiums	63.7	58.8

Net ex-catastrophe loss ratio	50.6%	50.3%
Net catastrophe loss ratio	2.0%	1.6%
Net expense ratio	40.3%	35.4%
Net combined ratio	92.9%	87.3%

Supplemental Segment Information
Set forth in the tables below are comparative summary results of operations and key financial measures for the three-month periods ended March 31, 2006 and 2005 for our four business segments, Independent Agents - Personal Lines, Independent Agents - Commercial Lines, Program Management and Insurance Services and Corporate.

Independent Agents - Personal Lines Segment
Results of Operations - Independent Agents - Personal Lines ($ in millions)	Three Months Ended March 31, 2006 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Net insurance premiums earned	$ 31.0	$ 32.3
Net investment income	1.2	1.0
Net realized gains (losses)	(0.1)	0.0
Other income	0.6	0.4
Total revenues	32.7	33.7
Net losses and loss adjustment expenses incurred	16.5	13.2
Underwriting, acquisition and operating expenses
Commissions	5.7	5.5
Other underwriting, acquisition and operating expenses	6.2	5.1
Total underwriting, acquisition and operating expenses	11.9	10.6
Total expenses	28.4	23.8
Income from continuing operations before income taxes	4.3	9.9
Income tax expense	1.5	3.4
Minority interest	0.0	0.0
Net income	$ 2.8	$ 6.5

Key Measures ($ in millions)	Three Months Ended March 31, 2006 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Gross written premiums	$ 32.7	$ 31.7
Net written premiums	29.4	30.0

Net ex-catastrophe loss ratio	50.4%	38.5%
Net catastrophe loss ratio	2.7%	2.3%
Net expense ratio	38.1%	32.8%
Net combined ratio	91.2%	73.6%

Independent Agents - Commercial Lines Segment
Results of Operations - Independent Agents - Commercial Lines ($ in millions)	Three Months Ended March 31, 2006 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Net insurance premiums earned	$ 17.4	$ 16.4
Net investment income	1.2	0.7
Net realized gains (losses)	0.0	0.0
Other income	0.0	0.0
Total revenues	18.6	17.1
Net losses and loss adjustment expenses incurred	9.3	10.9
Underwriting, acquisition and operating expenses
Commissions	3.4	2.9
Other underwriting, acquisition and operating expenses	4.5	3.5
Total underwriting, acquisition and operating expenses	7.9	6.4
Total expenses	17.2	17.3
Income (loss) from continuing operations before income taxes	1.4	(0.1)
Income tax expense (benefit)	0.5	0.0
Net income (loss)	$ 0.9	($ 0.1)

Key Measures ($ in millions)	Three Months Ended March 31, 2006 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Gross written premiums	$ 21.7	$ 19.9
Net written premiums	18.4	17.4

Net ex-catastrophe loss ratio	50.9%	64.9%
Net catastrophe loss ratio	2.5%	1.3%
Net expense ratio	45.4%	39.1%
Net combined ratio	98.8%	105.3%

Program Management Segment
Results of Operations - Program Management ($ in millions)	Three Months Ended March 31, 2006 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Net insurance premiums earned	$ 14.8	$ 8.5
Net investment income	1.0	0.5
Net realized gains (losses)	0.0	0.0
Other income	0.5	0.6
Total revenues	16.3	9.6
Net losses and loss adjustment expenses incurred	7.5	5.6
Underwriting, acquisition and operating expenses
Commissions	3.0	1.9
Other underwriting, acquisition and operating expenses	2.9	1.4
Total underwriting, acquisition and operating expenses	5.9	3.3
Total expenses	13.4	8.9
Income from continuing operations before income taxes	2.9	0.7
Income tax expense	1.0	0.3
Net income	$ 1.9	$ 0.4

Key Measures ($ in millions)	Three Months Ended March 31, 2006 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Gross written premiums	$ 33.4	$ 28.2
Net written premiums	15.9	11.4

Net loss ratio	50.7%	66.6%
Net expense ratio	40.0%	38.7%
Net combined ratio	90.7%	105.3%

Insurance Services and Corporate Segment
Results of Operations - Insurance Services and Corporate ($ in millions)	Three Months Ended March 31, 2006 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Net insurance premiums earned	$ 0.0	$ 0.0
Net investment income	0.1	0.1
Net realized gains (losses)	0.0	0.0
Other income	0.7	0.6
Total revenues	0.8	0.7
Net losses and loss adjustment expenses incurred	0.0	0.0
Underwriting, acquisition and operating expenses
Commissions	0.0	0.0
Other underwriting, acquisition and operating expenses	(0.1)	0.0
Total underwriting, acquisition and operating expenses	(0.1)	0.0
Interest expense	0.9	0.7
Total expenses	0.8	0.7
Income (loss) from continuing operations before income taxes	0.0	0.0
Income tax expense (benefit)	0.0	0.0
Equity in earnings of unconsolidated foreign insurance company	1.3	0.7
Net income	$ 1.3	$ 0.7

Key Measure ($ in millions)	Three Months Ended March 31, 2006 (unaudited)	Three Months Ended March 31, 2005 (unaudited)
Gross written premiums	$ 38.5	$ 30.9

Risks Related to Our Business and Our Industry
You should carefully consider the risks described in our Annual Report filed on Form 10-K and in our other filings with the Securities and Exchange Commission (available at www.sec.gov). Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Media and Investor Contact
Michael E. Ditto, Esq.
Vice President, General Counsel and Secretary
972 788 6000